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                                  EXHIBIT 15

Exhibit 15 -- Letter Re: Unaudited Interim Financial Information

Board of Directors
AmSouth Bancorporation

We are aware of the incorporation by reference in the following Registration Statements and in their related Prospectuses, of our report dated May 10, 2000, relating to the unaudited consolidated financial statements of AmSouth Bancorporation and subsidiaries which are included in its Form 10-Q for the quarter ended March 31, 2000:

  Form S-3 No. 33-55683 pertaining to the Dividend Reinvestment and Common
         Stock Purchase Plan;

  Form S-8 No. 33-52243 pertaining to the assumption by AmSouth
         Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan-1993;

  Form S-8 No. 33-52113 pertaining to the 1989 Long Term Incentive
         Compensation Plan;

  Form S-8 No. 33-35218 pertaining to the 1989 Long Term Incentive
         Compensation Plan;

  Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift Plan;

  Form S-8 No. 33-2927 (as amended) pertaining to the Employee Stock Purchase
         Plan;

  Form S-3 No. 33-35280 pertaining to the Dividend Reinvestment and Common
         Stock Purchase Plan;

  Form S-8 No. 33-58777 pertaining to the Director Restricted Stock Plan;

  Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation Thrift
         Plan;

  Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996 Long
         Term Incentive Compensation Plan;

  Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation Employee
         Stock Purchase Plan;

  Form S-8 No. 333-41599 pertaining to the AmSouth Bancorporation Deferred
         Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation;

  Form S-3 No. 333-44263 pertaining to the AmSouth Bancorporation Shelf
         Registration Statement; and

  Form S-8 No. 333-76283 pertaining to the Stock Option Plan for Outside
         Directors.

  Form S-8 No. 333-89451 pertaining to the First American Corporation 1993
         Non-Employee Director Stock Option Plan;

  Form S-8 No. 333-89455 pertaining to the First American Corporation 1999
         Broad-Based Employee Stock Option Plan;

  Form S-8 No. 333-89457 pertaining to the First American Corporation Star
         Award Plan;

  Form S-8 No. 333-89459 pertaining to the Deposit Guaranty Corporation Long
         Term Incentive Plans;

  Form S-8 No. 333-89461 pertaining to the First American Corporation 1991
         Employee Stock Incentive Plan;

  Form S-8 No. 333-89463 pertaining to the Heritage Federal Bankshares, Inc.
         1994 Stock Option Plan for Non-Employee Directors and 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors; and

  Form S-8 No. 333-89633 pertaining to the First American Corporation First
         Incentives Reward Savings Thrift Plan.
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Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statements prepared or certified by accountants within the meaning of Sections 7 or 11 of the Securities Act of 1933.

                                          /s/ ERNST & YOUNG LLP

May 10, 2000